Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the accompanying Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended September 30, 2010, I, Kevin M. Goodwin, Chief Executive Officer of SonoSite, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended September 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended September 30, 2010, fairly presents, in all material respects, the financial condition and results of operations of SonoSite, Inc.

/s/ Kevin M. Goodwin
Kevin M. Goodwin
President and Chief Executive Officer (Principal Executive Officer)

November 8, 2010